                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

     Filed by the Registrant  [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        FRIEDMAN INDUSTRIES, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
     (5) Total fee paid:


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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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

                       FRIEDMAN INDUSTRIES, INCORPORATED

                             ---------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             ---------------------

To the Shareholders of Friedman Industries, Incorporated:

     The Annual Meeting of Shareholders of Friedman Industries, Incorporated will be held in the offices of Fulbright & Jaworski L.L.P., 1301 McKinney, Suite 5100, Houston, Texas, on September 10, 2003, at 11:00 a.m. (local time), for the following purposes:

          (1) To elect a board of eight directors for the ensuing year.

          (2) To transact such other business as may properly come before the meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on July 18, 2003, as the record date for the determination of shareholders entitled to receive this notice and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors,

                                                        BEN HARPER
                                                        Secretary

July 28, 2003
Houston, Texas

                                   IMPORTANT

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                       FRIEDMAN INDUSTRIES, INCORPORATED
                        -------------------------------

                                PROXY STATEMENT
                        -------------------------------

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 10, 2003

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Friedman Industries, Incorporated (the "Company"), 4001 Homestead Road, Houston, Texas 77028 (telephone number 713-672-9433) to be used at the Annual Meeting of Shareholders to be held at 11:00 a.m. on Wednesday, September 10, 2003 (the "Annual Meeting"), in the offices of Fulbright & Jaworski L.L.P., 1301 McKinney, Suite 5100, Houston, Texas, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as directed therein, unless revoked in the manner provided hereinafter. As to any matter for which no choice has been specified in a proxy, the shares represented thereby will be voted by the persons named in the proxy (i) for the election as director of the nominees listed herein and (ii) in the discretion of such persons, in connection with any other business that may properly come before the meeting. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by the shareholder at any time before it is exercised pursuant to either the shareholder's execution and return of a subsequent proxy or the shareholder's voting in person at the Annual Meeting.

     At the close of business on July 18, 2003, there were 7,573,239 shares of Common Stock, $1.00 par value, of the Company ("Common Stock") outstanding. Holders of record of the Common Stock on such date will be entitled to one vote per share on all matters to come before the Annual Meeting.

     The holders of a majority of the total shares of Common Stock issued and outstanding on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each shareholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the Annual Meeting.

     The Company's Annual Report to Shareholders for the fiscal year ended March 31, 2003, including financial statements, is enclosed with this proxy statement. The Annual Report to Shareholders does not constitute a part of the proxy soliciting materials. This proxy statement is being mailed on or about July 28, 2003, to shareholders of record as of July 18, 2003.

                             ELECTION OF DIRECTORS

     The persons who are elected directors will hold office until the next Annual Meeting of Shareholders and until their successors are elected and shall qualify. The Board of Directors currently consists of eight members.

     It is intended that the persons appointed as proxies to act on behalf of shareholders in the enclosed proxy will vote for the election of the eight nominees named below. The management of the Company does not contemplate that any of such nominees will become unavailable to serve as a director. However, should any nominee be unable to serve as a director or become unavailable for any reason, proxies which do not withhold authority to vote for that nominee may be voted for another nominee to be selected by the Nominating Committee of the Board of Directors.

     The enclosed form of proxy provides a means for shareholders to vote for all of the nominees for director listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Each director nominee receiving a plurality of votes cast will be elected director. The withholding of authority by a shareholder, abstentions and broker non-votes will be considered as not voted and will have no effect on the results of the election of those nominees.

     The following table sets forth the names of the nominees for election to the Board of Directors, the principal occupation or employment of each of the nominees, the period during which each nominee has served as a director of the Company and the age of each nominee:

                                                PRINCIPAL OCCUPATION AND
                                              BUSINESS EXPERIENCE FOR MORE           DIRECTOR
              NOMINEE                           THAN THE LAST FIVE YEARS              SINCE          AGE
              -------                           ------------------------              -----          ---
 Jack Friedman.....................  Chairman of the Board and Chief Executive         1965           82
                                       Officer of the Company
 Harold Friedman...................  Vice Chairman of the Board of the Company         1965           73
                                     since 1995; formerly President and Chief
                                       Operating Officer of the Company since 1975
 William E. Crow...................  President and Chief Operating Officer of the      1998           56
                                       Company; President of Texas Tubular Products
                                       Division since 1990; formerly Vice President
                                       of the Company since 1981
 Charles W. Hall...................  Attorney, Fulbright & Jaworski L.L.P. (law        1974           73
                                     firm),
                                       Houston, Texas
 Alan M. Rauch.....................  President, Ener-Tex International Inc.            1980           68
                                     (oilfield equipment sales), Houston, Texas
 Hershel M. Rich...................  Private investor and business consultant,         1979           78
                                     Houston, Texas
 Kirk K. Weaver....................  Business advisor since 2002; formerly for more    1981           58
                                     than five years, Chairman of the Board and
                                       Chief Executive Officer, LTI Technologies,
                                       Inc. (technical services), Houston, Texas
 Joe L. Williams...................  Chairman and Chief Executive Officer,             2000           57
                                     Wisenberg Insurance + Risk Management
                                       (insurance and risk management), Houston,
                                       Texas

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the Securities Exchange Act of 1934 (the "Exchange Act"), the Company's directors, executive officers and 10% shareholders must report to the Securities and Exchange Commission (the "Commission") certain transactions involving Common Stock. Based solely on a review of the copies of the reports required pursuant to Section 16(a) of the Exchange Act that have been furnished to the Company and written representations that no other reports were required, the Company believes that these filing requirements have been satisfied for the fiscal year ended March 31, 2003.

DIRECTOR COMPENSATION

     With the exception of directors who are employees of the Company, directors are paid $500 per quarter and receive annually 400 shares of Common Stock pursuant to the Company's 2000 Non-Employee Director Stock Plan. In addition, audit committee members receive $500 for each committee meeting attended. Directors who are employees of the Company receive no compensation for serving as director.

BOARD OF DIRECTORS AFFILIATIONS

     Messrs. Harold Friedman and Jack Friedman are brothers. Mr. Hall is associated with Fulbright & Jaworski L.L.P., legal counsel for the Company. Mr. Williams is Chairman and Chief Executive Officer of Wisenberg Insurance + Risk Management which provides various insurance services to the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the compensation and stock option committee of the Board of Directors of the Company was, during fiscal 2003, an officer or employee of the Company or its subsidiary, or was formerly an officer of the Company or its subsidiary, or had any relationships requiring disclosure by the Company under
Item 404 of Regulation S-K.

     During fiscal 2003, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the compensation and stock option committee of the Board of Directors, (ii) a director of another entity, one of whose executive officers served on the compensation and stock option committee, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

     During fiscal 2003, the Board met five times. Messrs. H. Friedman, Crow, Hall and Williams attended all of the meetings. Messrs. J. Friedman, Rauch, Rich and Weaver attended four of the meetings.

     The Board of Directors has an audit committee which consists of Messrs. Hall, Rauch and Weaver. The audit committee discusses with the independent accountants and management the Company's financial statements and the scope of the audit examinations, reviews with the independent accountants the audit budget, receives and reviews the audit report submitted by the independent accountants, reviews with the independent accountants internal accounting and control procedures and engages the Company's independent auditors. The audit committee met four times in fiscal 2003, and Messrs. Hall, Rauch and Weaver attended all of the meetings.

     The Board of Directors has a compensation and stock option committee composed of Messrs. Rauch, Rich and Williams. The compensation and stock option committee considers and recommends for approval by the Board of Directors adjustments to the compensation of the executive officers of the Company and the implementation of any compensation program. In addition, the compensation and stock option committee administers any stock option or stock plan of the Company pursuant to the terms of such plan. The compensation and stock option committee met one time in fiscal 2003, and Messrs. Rauch and Williams attended the meeting. Mr. Rich was not present at the meeting.

     The Board has a nominating committee comprised of Messrs. Hall, Rauch, Rich, Weaver and Williams. Board of Directors nominees are proposed by the nominating committee. The nominating committee will consider nominees for directors recommended by shareholders of the Company, provided such recommendations are made in accordance with the procedure set forth on page 10 of this proxy statement and all other legal requirements, including all applicable provisions of the Company's articles of incorporation and bylaws.

The nominating committee was formed following the 2002 Annual Meeting of Shareholders and therefore did not meet in fiscal 2003.

     During the fiscal year ended March 31, 2003, no director attended fewer than 75% of all meetings of the Board of Directors and of any committee of which such director was a member, except Mr. Rich who attended four out of six meetings, including a meeting of the compensation and stock option committee.

                             EXECUTIVE COMPENSATION

     The following table sets forth the aggregate amount of cash compensation paid by the Company for the three fiscal years ended March 31, 2003, 2002, and 2001 to each of the Company's five most highly compensated executive officers, including the Chief Executive Officer (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                      ANNUAL          ------------       ALL
                                                                   COMPENSATION        SECURITIES       OTHER
                                                                -------------------    UNDERLYING      COMPEN-
                     NAME AND                                    SALARY    BONUS(1)   OPTIONS/SARS    SATION(2)
                PRINCIPAL POSITION                     YEAR       ($)        ($)          (#)            ($)
                ------------------                   --------   --------   --------   ------------    ---------
Jack Friedman                                          2003     110,000     35,527                         2,200
  Chairman of the Board and Chief Executive Officer    2002     110,000     41,176                         2,200
                                                       2001     110,000     74,125                         2,100
Harold Friedman                                        2003     106,700     35,527                         2,200
  Vice Chairman of the Board                           2002     106,700     41,176                        16,465(3)
                                                       2001     106,700     74,125                        16,365(3)
William E. Crow                                        2003      86,000     50,290                         2,200
  President and Chief Operating Officer                2002      80,750     58,763                         2,200
                                                       2001      79,000    108,189                         2,100
Ben Harper                                             2003      77,750     42,908                         2,200
  Senior Vice President -- Finance and                 2002      73,063     49,970                         2,200
  Secretary/Treasurer                                  2001      71,500     91,156                         2,100
Thomas Thompson                                        2003      77,750     42,908                         2,200
  Senior Vice President -- Sales and Marketing         2002      73,063     49,970                         2,200
                                                       2001      71,500     91,156                         2,100

------------

(1) Includes performance and Christmas bonuses both of which are paid at the discretion of the Board of Directors.

(2) Reflects approximate payments made to the Company's profit sharing plan for the benefit of each Named Executive Officer.

(3) Includes $14,265 paid in each of 2002 and 2001 as premiums under a life insurance policy covering the life of Harold Friedman. Under the terms of the policy, in the event of his death, the Company will receive the cash surrender value of the policy and the remaining proceeds will be paid to the beneficiaries designated by Harold Friedman.

     The following chart sets forth the aggregate option grants to the Named Executive Officers during the fiscal year ended March 31, 2003:

                        OPTION/SAR GRANTS IN FISCAL 2003

                                                                                       POTENTIAL REALIZABLE VALUE
                                                INDIVIDUAL GRANTS                                  AT
                             -------------------------------------------------------     ASSUMED ANNUAL RATES OF
                               SHARES OF      PERCENT OF                                STOCK PRICE APPRECIATION
                             COMMON STOCK    TOTAL OPTIONS   EXERCISE                        FOR OPTION TERM
                              UNDERLYING      GRANTED TO     PRICE PER                 ---------------------------
           NAME              OPTIONS(#)(1)     EMPLOYEES     SHARE($)    EXPIRATION      5%($)            10%($)
           ----              -------------   -------------   ---------   -----------   ----------        ---------
Jack Friedman                   --              --             --           --            --                --
Harold Friedman                 --              --             --           --            --                --
William E. Crow                 66,700           25.17         2.33       11/20/12        97,737          247,685
Ben Harper                      88,400           33.36         2.33       11/20/12       129,535          328,266
Thomas Thompson                 88,400           33.36         2.33       11/20/12       129,535          328,266

---------------

(1) Represents options granted under the 1996 Stock Option Plan which became fully exercisable on May 20, 2003.

     The following chart summarizes certain information relating to options exercised by the Named Executive Officers during the fiscal year ended March 31, 2003 as well as the value of options held by the Named Executive Officers at March 31, 2003.

        AGGREGATED OPTION/SAR EXERCISE IN FISCAL 2003 AND VALUE TABLE AT
                                 MARCH 31, 2003

                                                                    NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                              SHARES               UNDERLYING UNEXERCISED       IN-THE-MONEY
                                             ACQUIRED    VALUE        OPTIONS/SARS AT           OPTIONS/SARS
                                                ON      REALIZED       MARCH 31, 2003         AT MARCH 31, 2003
                   NAME                      EXERCISE     ($)           EXERCISABLE            EXERCISABLE(1)
                   ----                      --------   --------   ----------------------   ---------------------
Jack Friedman                                   --         --                --                   --
Harold Friedman                                 --         --                --                   --
William E. Crow                                 --         --              57,637                 --
Ben Harper                                      --         --              18,890                 --
Thomas Thompson                                 --         --              34,842                 --

---------------

(1) Based on the closing price of the Common Stock on March 31, 2003, as reported by the American Stock Exchange, Inc., the options outstanding had no in-the-money value.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE OF THE BOARD OF DIRECTORS
               WITH RESPECT TO COMPENSATION OF EXECUTIVE OFFICERS

     Historically, the profits of the Company have been a principal factor in determining the compensation of the Company's executive officers. The Committee believes that the Company's net profit constitutes a significant measure of the performance of the Company and should have a significant effect on executive officer compensation. Accordingly, each of the Company's executive officers, including the Chief Executive Officer, receives a base salary that the Committee believes is modest in comparison to salaries received by persons holding similar offices with other publicly held companies, plus a quarterly cash bonus based on a percentage of the Company's quarterly net income. During fiscal 2003, no increases in the executive officers' base salaries or bonus percentages were made.

     The Committee also believes that it is important for the Company's senior executive officers to have a significant equity interest in the Company in order to further align their interests with those of the Company's shareholders and, therefore, compensation in the form of equity securities is appropriate. Accordingly, the Company maintains various stock option plans in which its executive officers, other than the Chief Executive Officer and Vice Chairman of the Board, and other key employees participate. Because the Chief Executive Officer and Vice Chairman already have significant equity interests in the Company, the Committee believes that their interests are already aligned with those of the Company's shareholders, and, therefore, compensation solely in the form of cash, rather than cash and equity securities, is appropriate.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a limitation on deductions that can be taken by a publicly held corporation for compensation paid to certain of its executive officers. Under Section 162(m), a deduction is denied for compensation paid in a tax year beginning on or after January 1, 1994, to the Company's executive officers to the extent that such compensation exceeds $1 million per individual. Stock option grants pursuant to the Company's employee benefit plans may be exempt from the deduction limit if certain requirements are met.

     The Committee has considered the effect of Section 162(m) on the Company's existing compensation program. Although certain grants of stock options to the Company's executive officers may not be exempt from the Section 162(m) deduction limitation, the Committee believes that for the foreseeable future, the compensation received by its covered executives will be within the limits of deductibility.

                                   Alan M. Rauch
                                   Hershel M. Rich
                                   Joe L. Williams

                             AUDIT COMMITTEE REPORT

     The Board of Directors has adopted an Audit Committee charter. All members of the Audit Committee of the Board of Directors are "independent" as currently defined in Section 121(A) of the American Stock Exchange Constitution & Rules.

     The Committee has reviewed and discussed with the Company's management and Ernst & Young LLP ("E&Y"), the Company's independent auditors, the audited financial statements of the Company contained in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2003. The Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees), and SAS 90.

     The Committee has discussed the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committee"), and has discussed with E&Y its independence in connection with its audit of the Company's most recent financial statements. The Committee has also considered whether the provision of non-audit services to the Company by E&Y is compatible with maintaining that firm's independence.

     Based on the review and discussions referred to above, the Committee approved, ratified and confirmed the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2003.

     The information in the foregoing four paragraphs shall not be deemed to be soliciting material, or be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Exchange Act or to liabilities under
Section 18 of the Exchange Act nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates these paragraphs by reference.

                                   Kirk K. Weaver
                                   Charles W. Hall
                                   Alan M. Rauch

PERFORMANCE GRAPH

     The following graph compares the percentage change in the Company's cumulative total shareholder return on the Common Stock with the total cumulative return on the American Stock Exchange Composite Index ("ACI") and the Steel & Iron Index per Microsoft Network ("SSI") for each fiscal year indicated. The graph is based on the assumption that $100 is invested in the Common Stock of the Company, the ACI and the SSI in March 1998 and that all dividends are reinvested.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN

                              (PERFORMANCE GRAPH)

                                                     1998      1999      2000      2001      2002      2003
                                                    -------   -------   -------   -------   -------   -------
Friedman Industries, Incorporated.................   100.00     60.00     70.80     54.37     54.86     51.57
American Stock Exchange Composite Index...........   100.00     95.78    135.52    118.26    122.77    111.55
Steel & Iron Index per Microsoft Network..........   100.00     65.17     72.32     49.29     63.83     40.64

     The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A or 14C under the Exchange Act or to the liabilities of Section 18 under such Act.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information concerning the beneficial ownership of Common Stock by each director, nominee for director, Named Executive Officer and officers and directors as a group and persons who owned of record more than 5% of the Common Stock as of June 30, 2003:

                                                             AMOUNT AND NATURE          PERCENTAGE
                                                               OF BENEFICIAL             OF SHARES
                           NAME                                OWNERSHIP(a)             OUTSTANDING
                           ----                              -----------------          -----------
Jack Friedman..............................................      1,102,496                     14.6%
  P.O. Box 21147
  Houston, Texas 77226
Harold Friedman............................................      1,258,413                     16.6%
  P.O. Box 21147
  Houston, Texas 77226
Dimensional Fund Advisors Inc..............................        557,422(b)                   7.4%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401
Charles W. Hall............................................          6,148                        *
Alan M. Rauch..............................................          1,620                        *
Hershel M. Rich............................................         58,557(c)                     *
Kirk K. Weaver.............................................          6,591                        *
Joe L. Williams............................................          1,300                        *
William E. Crow............................................        163,991(d)                   2.1%
Ben Harper.................................................        173,991(d)                   2.3%
Thomas Thompson............................................        148,161(c)(d)                2.0%
Officers and directors as a group (10 persons).............      2,921,154(c)(d)               36.8%

------------

 *   Less than 1%.
(a) Based upon information obtained from the officers, directors, director nominees and beneficial owners. Includes all shares beneficially owned according to the definition of "beneficial ownership" in the rules promulgated under the Exchange Act. Except as otherwise indicated, the indicated person has sole voting and investment power with respect to the shares. To the Company's knowledge, the only other record owner of Common Stock having more than 5% of the voting power of such class of security is Cede & Co. The Company is informed that Cede & Co. is a nominee name for The Depository Trust Company, a stock clearing corporation. The shares of Common Stock held by Cede & Co. are believed to be held for the accounts of various brokerage firms, banks and other institutions, none of which, to the Company's knowledge, owns beneficially more than 5% of the Common Stock except as described above.

(b) The following information is based upon information contained in a Schedule 13G dated February 3, 2003, and otherwise received from the listed owner, Dimensional Fund Advisors Inc. ("Dimensional"). Dimensional is deemed to have beneficial ownership of 557,422 shares of the Company's Common Stock as of December 31, 2002. Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (collectively referred to herein as the "Funds"). In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the Company that are owned by the Funds and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. All of the shares of Common Stock described in the table are owned by the Funds, and Dimensional disclaims beneficial ownership of such securities.

(c) Does not include 16,896 shares and 4,440 shares beneficially owned and voted by the spouses of Messrs. Rich and Thompson, respectively, as to which shares beneficial ownership is disclaimed.

(d) Includes 124,337 shares, 107,290 shares and 123,242 shares for Messrs. Crow, Harper and Thompson, respectively, all of which are subject to issuance upon the exercise of stock options within 60 days after June 30, 2003.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     E&Y served as the Company's principal independent public accountants for fiscal year 2003 and the audit committee has authorized the Company to engage E&Y to provide the services set forth below during fiscal 2004. The audit committee typically engages the principal accountant for the audit of the Company's financial statements during the latter part of the fiscal year to which such financial statements relate and, therefore, has not yet engaged a principal public accountant for such services at this time. Representatives of E&Y are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     During fiscal year 2003 and 2002, the Company retained E&Y to provide services and paid fees therefor as indicated in the following table:

                                                                 FISCAL YEAR
                                                              -----------------
                                                               2003      2002
                                                              -------   -------
Audit Fees..................................................  $65,500   $62,500
Audit Related Fees(1).......................................    8,300    22,000
Tax Fees(2).................................................   16,050    16,780
All Other Fees(3)...........................................   12,140       950

---------------

(1) Includes primarily fees for quarterly reviews regarding quarterly reports on Form 10-Q as filed with the Commission.

(2) Includes primarily fees for the preparation of the Company's federal and state tax returns and related tax estimates.

(3) For 2003, includes fees for professional services rendered with regard to LIFO inventory valuation. For 2002, includes fees for professional services rendered with regard to a Form 5500 related to the Company's medical plan.

     The audit committee has considered whether non-audit services provided by E&Y to the Company are compatible with maintaining E&Y's independence.

     The audit committee has implemented pre-approval policies and procedures for all audit and non-audit services to be provided by the Company's independent public accountants to the Company. The audit committee has authorized the Company, without any further approval on the part of the audit committee, to engage E&Y to provide the following permissible non-audit services to the Company during the fiscal year ended March 31, 2004:

          (a) Preparation of quarterly estimates of the Company's federal income tax and quarterly review of the Company's interim financial statements and quarterly reports on Form 10-Q, provided that the cost of such services not exceed $20,000 per year.

          (b) Preparation of the Company's federal income tax return and state franchise tax returns, provided that the cost of such services not exceed $20,000 per year.

          (c) Such other occasional inquiries and consultation with respect to
     (i) appropriate or recommended accounting, (ii) SEC filings and other matters related generally to the Company's financial statements and accounting records and (iii) tax services, as may be necessary from time-to-time, provided that the cost of such services not exceed $10,000 per year.

Thereafter, with regard to (i) all permissible non-audit services not included in the preceding sentence and (ii) those services described in the preceding sentence which exceed the annual threshold amounts stated therein, to be provided to the Company during the fiscal year ended March 31, 2004, the audit committee has designated the Chairman of the audit committee to approve in advance the provision by the independent public accountants of such services. The audit committee was not required to pre-approve services in 2002 as the new requirements were not effective until May 6, 2003.

                           PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be included in the Company's proxy statement and form of proxy for the 2004 Annual Meeting of Shareholders must be received at the Company's principal executive offices at 4001 Homestead Road, Houston, Texas 77028 on or before March 30, 2004.

                                    GENERAL

     Management knows of no other matter to be presented at the meeting. If any other matter should be presented upon which a vote may properly be taken, it is intended that shares represented by the proxies in the accompanying form will be voted with respect thereto in accordance with the best judgment of the person or persons voting such shares.

     The cost of solicitation of proxies in the accompanying form will be paid by the Company. In addition to solicitation by use of the mails, certain directors, officers and regular employees of the Company may solicit the return of proxies by telephone, facsimile or personal interviews.

                        FRIEDMAN INDUSTRIES, INCORPORATED

           PROXY - ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 10, 2003 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Friedman Industries, Incorporated (the "Company") hereby appoints Jack Friedman and Harold Friedman, and each of them, proxies of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held in the offices of Fulbright & Jaworski L.L.P., 1301 McKinney, Suite 5100, Houston, Texas, on September 10, 2003, at 11:00 a.m. (local time), and at any adjournment thereof, the number of votes which the undersigned would be entitled to cast if personally present.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                         ANNUAL MEETING OF SHAREHOLDERS

                        FRIEDMAN INDUSTRIES, INCORPORATED

                               SEPTEMBER 10, 2003

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


   -- Please detach along perforated line and mail in the envelope provided --

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
     PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
------------------------------------------------------------------------------------------------------------------------------------

1. Election of Directors                                       2.  In their discretion the proxies are
                                                                   authorized to vote on such other matters as
                                    NOMINEES:                      may properly come before the meeting or any
[ ] FOR ALL NOMINEES                ( ) J. Friedman                adjournment thereof.
                                    ( ) H. Friedman
[ ] WITHHOLD AUTHORITY              ( ) W. Crow                FOR ADDITIONAL DISCLOSURE, PLEASE SEE THE NOTICE
    FOR ALL NOMINEES                ( ) C. Hall                OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY
                                    ( ) A. Rauch               STATEMENT DATED JULY 28, 2003 RELATING TO SUCH
[ ] FOR ALL EXCEPT                  ( ) H. Rich                MEETING, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.
    (See instructions below)        ( ) K. Weaver
                                    ( ) J. Williams            UNLESS OTHERWISE DIRECTED BY THE SHAREHOLDER, THIS
                                                               PROXY WILL BE VOTED FOR THE DIRECTOR NOMINEES
                                                               LISTED ABOVE. ANY PROXY OR PROXIES HERETOFORE
                                                               GIVEN BY THE UNDERSIGNED ARE HEREBY REVOKED.

                                                               PLEASE SIGN BELOW AND RETURN IN THE ENCLOSED ENVELOPE.


INSTRUCTIONS: To withhold authority to vote for
              any individual nominee(s), mark
              "FOR ALL EXCEPT" and fill in the
              circle next to each nominee you wish
              to withhold, as shown here (X)
--------------------------------------------------



--------------------------------------------------
To change the address on your account, please
check the box at right and indicate your new
address in the address space above. Please note
that changes to the registered name(s) on the
account may not be submitted via this method. [ ]

Signature of Stockholder                                                                                  Date:
                         --------------------------------------------------------------------------------       -------------------

Signature of Stockholder                                                                                  Date:
                         --------------------------------------------------------------------------------       -------------------

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.